Exhibit 10.11

GUARANTEE AGREEMENT

with respect to the Senior Interim Loan Credit Agreement

made by

SUBSIDIARIES of
THE SERVICEMASTER COMPANY

in favor of

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

Dated as of July 24, 2007

SCHEDULE 1	Notice Addresses of Subsidiary Guarantors

ANNEX 1	Assumption Agreement

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of July 24, 2007, made by certain Subsidiaries (as listed on the signature pages hereto, the “Subsidiary Guarantors”, as further defined below) of THE SERVICEMASTER COMPANY, a Delaware corporation (the “Company”), into which CDRSVM ACQUISITION CO., INC., a Delaware corporation (“Acquisition Co.” or the “Borrower”, as further defined in subsection 1.1) shall be merged pursuant to the Merger (as defined below), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (collectively, the “Lenders”; individually, a “Lender”) from time to time parties to the Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, CDRSVM Topco, Inc., a Delaware corporation, and Acquisition Co., each newly formed companies organized by Clayton, Dubilier & Rice, Inc. or its Affiliates, entered into an Agreement and Plan of Merger with the Company, dated March 18, 2007, pursuant to which Acquisition Co. has agreed to merge with and into the Company, with the Company as the surviving corporation (the “Merger”);

WHEREAS, pursuant to that certain Senior Interim Loan Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among the Borrower, the Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, and the other parties party thereto, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes the Borrower’s Domestic Subsidiaries that are party hereto and any other Domestic Subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof (all of the foregoing collectively, the “Subsidiary Guarantors”);

WHEREAS, the Borrower and the other Subsidiary Guarantors are engaged in related businesses, and each such Subsidiary Guarantor will derive substantial benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Subsidiary Guarantors shall execute and deliver this Agreement to the Administrative Agent for the benefit of the Lenders.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, and in consideration of the receipt of other valuable consideration (which receipt is hereby acknowledged), each Subsidiary Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders (as defined below), as follows:

Section 1                DEFINED TERMS

1.1           Definitions.

(a)           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)           The following terms shall have the following meanings:

“Acquisition Co.”: as defined in the preamble hereto.

“Administrative Agent”:  as defined in the preamble hereto.

“Agreement”:  this Guarantee Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“Bank Indebtedness”: any and all amounts, whether outstanding on the Closing Date or thereafter incurred, payable under or in respect of any Senior Credit Facility, including without limitation principal, premium, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower or any Restricted Subsidiary whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees, other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof.

“Borrower”:  (i) Acquisition Co. until the Merger, (ii) the Company following the Merger and (iii) any successor of any Person in the foregoing clauses (i) and (ii) pursuant to subsection 3.4.

“Company”: as defined in the preamble hereto.

“Credit Agreement”:  has the meaning provided in the recitals hereto.

“Guarantee”:  any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.  The term “Guarantee” used as a verb has a corresponding meaning.

“Guaranteed Obligations”:  as defined in subsection 2.1(a).

“Lender”:  as defined in the preamble hereto.

“Subsidiary Guarantee”: any Guarantee that may from time to time be entered into by a Subsidiary Guarantor pursuant to this Agreement.

“Subsidiary Guarantors”:  as defined in the recitals hereto.

1.2           Other Definitional Provisions.

(a)           The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

Section 2                GUARANTEE

2.1           Guarantee.

(a)           Guarantee of Each Subsidiary Guarantor.  Each Subsidiary Guarantor, as primary obligor and not merely as surety, hereby jointly and severally, irrevocably and fully and unconditionally Guarantees, on an unsecured senior basis, the punctual payment when due, whether at Stated Maturity, by acceleration or otherwise, of all monetary obligations of the Borrower under the Credit Agreement and the Senior Interim Loan Notes, whether for principal of or interest on the Loans, expenses, indemnification or otherwise (all such obligations guaranteed by such Subsidiary Guarantors being herein called the “Guaranteed Obligations”).

The obligations of each Subsidiary Guarantor shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor (including but not limited to any Guarantee by it of any Bank Indebtedness) and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor, or pursuant to its contribution obligations, under this Agreement, result in the obligations of such Subsidiary Guarantor under this Agreement not constituting a fraudulent conveyance or fraudulent transfer under applicable law, or being void or unenforceable under any law relating to insolvency of debtors.

(b)           Further Agreements of Each Subsidiary Guarantor.  (i)  Each Subsidiary Guarantor hereby agrees that (to the fullest extent permitted by law) its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Credit Agreement, the Senior Interim Loan Notes or the obligations of the Borrower or any other Subsidiary Guarantor to the Lenders hereunder or thereunder, the absence of any action to enforce the same, any waiver or consent by any Lender with respect to any provisions hereof or thereof, any release of any other Subsidiary Guarantor, the recovery of any judgment against the Borrower, any action to enforce the same, whether or not a notation concerning its Subsidiary Guarantee is made on any particular Senior Interim Loan Note, or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a Subsidiary Guarantor.

(ii)           Each Subsidiary Guarantor hereby waives (to the fullest extent permitted by law) the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest, notice and all demands whatsoever and covenants that (except as otherwise provided in subsection 2.3) its Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Credit Agreement, the Senior Interim Loan Notes and this Agreement.  Such Subsidiary

Guarantee is a guarantee of payment and not of collection.  Each Subsidiary Guarantor further agrees (to the fullest extent permitted by law) that, as between it, on the one hand, and the Administrative Agent and the Lenders, on the other hand, subject to this Section 2, (x) the maturity of the obligations guaranteed by its Subsidiary Guarantee may be accelerated as and to the extent provided in the Credit Agreement for the purposes of such Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed by such Subsidiary Guarantee, and (y) in the event of any acceleration of such obligations as provided in the Credit Agreement, such obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor in accordance with the terms of this subsection 2.1 for the purpose of such Subsidiary Guarantee.  Neither the Administrative Agent, nor any Lender nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the Guaranteed Obligations or against the Borrower or any other Person or any property of the Borrower or any other Person before the Administrative Agent or such Lender is entitled to demand payment and performance by any or all Subsidiary Guarantors of their obligations under their respective Subsidiary Guarantees.

(iii)          Until terminated in accordance with subsection 2.3, each Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower for liquidation or reorganization, should the Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Borrower’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Loans or the Senior Interim Loan Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on such Loans or Senior Interim Loan Notes, whether as a “voidable preference,” “fraudulent transfer” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Loans and the Senior Interim Loan Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(c)           Each Subsidiary Guarantor that makes a payment or distribution under its Subsidiary Guarantee shall have the right to seek contribution from the Borrower or any non-paying Subsidiary Guarantor that has also Guaranteed the relevant Guaranteed Obligations in respect of which such payment or distribution is made, so long as the exercise of such right does not impair the rights of the Administrative Agent and the Lenders under this Agreement.

(d)           Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that its Subsidiary Guarantee, and the waiver set forth in subsection 2.4, are knowingly made in contemplation of such benefits.

(e)           Each Subsidiary Guarantor, pursuant to its Subsidiary Guarantee, also hereby agrees to pay any and all reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent or the Lenders in enforcing any rights under its Subsidiary Guarantee.

2.2           Continuing Guarantees.  (a)  Each Subsidiary Guarantee shall be a continuing Guarantee and shall (i) subject to subsection 2.3, remain in full force and effect until payment in full of the principal amount of all outstanding Loans and Senior Interim Loan Notes (whether by payment at maturity, purchase, redemption, defeasance, retirement or other acquisition) and all other Guaranteed Obligations of the Borrower then due and owing, (ii) be binding upon such Subsidiary Guarantor and (iii) inure to the benefit of and be enforceable by the Administrative1 Agent, the Lenders and their permitted successors, transferees and assigns.

(b)           The obligations of each Subsidiary Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced or terminated the obligations of any Subsidiary Guarantor hereunder and under its Subsidiary Guarantee (whether such payment shall have been made by or on behalf of the Borrower or by or on behalf of a Subsidiary Guarantor) is rescinded or reclaimed from any of the Lenders upon the insolvency, bankruptcy, liquidation or reorganization of the Borrower or any Subsidiary Guarantor or otherwise, all as though such payment had not been made.

2.3           Release of Subsidiary Guarantees.  Notwithstanding the provisions of subsection 2.2, Subsidiary Guarantees will be subject to termination and discharge under the circumstances described in this subsection 2.3.  Any Subsidiary Guarantor will automatically and unconditionally be released from all obligations under its Subsidiary Guarantee, and such Subsidiary Guarantee shall thereupon terminate and be discharged and of no further force or effect, (i) concurrently with any direct or indirect sale or disposition (by merger or otherwise) of any Subsidiary Guarantor or any interest therein in accordance with the terms of the Credit Agreement by the Borrower or a Restricted Subsidiary, following which such Subsidiary Guarantor is no longer a Restricted Subsidiary of the Borrower, (ii) at any time that such Subsidiary Guarantor is released from all of its obligations under all of its Guarantees of payment of any Indebtedness of the Borrower or any Subsidiary Guarantor under Credit Facilities and Capital Market Securities (it being understood that a release subject to contingent reinstatement is still a release, and that if any such Guarantee is so reinstated, such Subsidiary Guarantee shall also be reinstated to the extent that such Subsidiary Guarantor would then be required to provide a Subsidiary Guarantee pursuant to the Credit Agreement), (iii) upon the merger or consolidation of any Subsidiary Guarantor with and into the Borrower or another Subsidiary Guarantor that is the surviving Person in such merger or consolidation, or upon the liquidation of such Subsidiary Guarantor following the transfer of all of its assets to the Borrower or another Subsidiary Guarantor, (iv) concurrently with any Subsidiary Guarantor becoming an Unrestricted Subsidiary, (v) subject to subsections 2.1(b)(iii) and 2.2(b), upon the full discharge or release of the Guaranteed Obligations under the Credit Agreement or (vi) subject to subsections 2.1(b)(iii) and 2.2(b), upon payment in full of the aggregate principal amount of all outstanding Loans and Senior Interim Loan Notes and all other Guaranteed Obligations then due and owing.  In addition, the Borrower will have the right, upon 30 days’ notice to the Administrative Agent, to cause any Subsidiary Guarantor that has not guaranteed payment of any Indebtedness of the Borrower or any Subsidiary Guarantor under Credit Facilities or Capital Market Securities to be unconditionally released from all obligations under its Subsidiary Guarantee, and such Subsidiary Guarantee shall thereupon terminate and be discharged and of no further force or effect.

Upon any such occurrence specified in this subsection 2.3, the Administrative Agent shall execute any documents reasonably requested by the Borrower in order to evidence such release, discharge and termination in respect of the applicable Subsidiary Guarantee.

2.4           Waiver of Subrogation.  Each Subsidiary Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Borrower’s obligations under the Credit Agreement and the Senior Interim Loan Notes or such Subsidiary Guarantor’s obligations under this Agreement, including any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Lender against the Borrower, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, until this Agreement is discharged and all of the Loans and Senior Interim Loan Notes are discharged and paid in full.  If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence and the Loans and Senior Interim Loan Notes shall not have been paid in full, such amount shall be deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the Lenders, and shall forthwith be paid to the Administrative Agent for the benefit of such Lenders to be credited and applied upon the Loans and Senior Interim Loan Notes, whether matured or unmatured, in accordance with the terms of this Agreement.

2.5           Notation Not Required.  Neither the Borrower nor any Subsidiary Guarantor shall be required to make a notation on the Senior Interim Loan Notes to reflect any Subsidiary Guarantee or any release, termination or discharge thereof.

Section 3                MISCELLANEOUS

3.1           Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Subsidiary Guarantor and the Administrative Agent, provided that (a) any provision of this Agreement imposing obligations on any Subsidiary Guarantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent and (b) notwithstanding anything to the contrary in subsection 10.1 of the Credit Agreement, no such waiver and no such amendment or modification shall amend, modify or waive the definition of “Lender” if such waiver, amendment, or modification would adversely affect a Lender without the written consent of each such affected Lender.

3.2           Notices.  All notices, requests and demands to or upon the Administrative Agent or any Subsidiary Guarantor hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Subsidiary Guarantor shall be addressed to such Subsidiary Guarantor at its notice address set forth on Schedule 1 hereto, unless and until such Subsidiary Guarantor shall change such address by notice to the Administrative Agent given in accordance with subsection 10.2 of the Credit Agreement.

3.3           No Waiver by Course of Conduct; Cumulative Remedies.  Neither of the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to subsection 3.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

3.4           Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Subsidiary Guarantors, the Administrative Agent and the Lenders and their respective successors and assigns, whether so expressed or not.

3.5           Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

3.6           Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3.7           Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

3.8           Integration.  This Agreement and the other Loan Documents represent the entire agreement of the Subsidiary Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Subsidiary Guarantors, the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

3.9           GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.10         Submission to Jurisdiction; Waivers.  Each party hereto hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in subsection 3.2 or at such other address of which the Administrative Agent (in the case of any other party hereto) or the Borrower (in the case of the Administrative Agent) shall have been notified pursuant thereto;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

3.11         WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

3.12         Additional Subsidiary Guarantors.  Each new Domestic Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to subsection 6.2 of the Credit Agreement shall become a Subsidiary Guarantor for all purposes of this Agreement upon execution and delivery by such Domestic Subsidiary of an Assumption Agreement in substantially the form of Annex 1 hereto.

[Remainder of page left blank intentionally; Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

INSTAR SERVICES GROUP, INC.

By:	/s/ David J. Demos
	Name:	David J. Demos
	Title:	Chief Executive Officer, President
& Secretary

By:	/s/ Richard J. Augustine
	Name:	Richard J. Augustine
	Title:	Treasurer

INSTAR SERVICES GROUP, L.P.

By:	INSTAR SERVICES MANAGEMENT,
LLC, its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

INSTAR SERVICES HOLDINGS, LLC

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

INSTAR SERVICES MANAGEMENT, LLC

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

MERRY MAIDS LIMITED PARTNERSHIP

By:	MM MAIDS L.L.C., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Vice President & Treasurer

MM MAIDS L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Vice President &
Treasurer

2

SERVICEMASTER CONSUMER SERVICES, INC.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President & Chief Operating
Officer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SERVICEMASTER CONSUMER SERVICES
LIMITED PARTNERSHIP

By:	SERVICEMASTER CONSUMER SERVICES, INC., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President & Chief Operating
Officer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SERVICEMASTER HOLDING CORPORATION

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

3

SERVICEMASTER MANAGEMENT CORPORATION

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Senior Vice President and Treasurer

SERVICEMASTER RESIDENTIAL/COMMERCIAL SERVICES LIMITED PARTNERSHIP

By:	SM CLEAN L.L.C., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SM CLEAN L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

4

TERMINIX INTERNATIONAL, INC.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Treasurer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

By:	TERMINIX INTERNATIONAL, INC.,
its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Treasurer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

TRUGREEN COMPANIES L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

5

TRUGREEN, INC.

By:	/s/ Jim L. Kaput
	Name:	Jim L. Kaput
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

TRUGREEN LANDCARE L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Executive Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Vice President & Assistant
Treasurer

TRUGREEN LIMITED PARTNERSHIP

By:	TRUGREEN, INC., its general partner

By:	/s/ Jim L. Kaput
	Name:	Jim Kaput
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

6

Acknowledged and Agreed to as of
the date hereof by:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

Schedule 1 to
Guarantee Agreement

Notice Address of Subsidiary Guarantors

The ServiceMaster Company
860 Ridge Lake Boulevard
Memphis, Tennessee 38120
Attention: Treasurer
Telephone: 901-766-1400
Facsimile: 901.766.1107

with copies to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York  10022

Attention:  David A. Brittenham, Esq. and
Peter J. Loughran, Esq.

Facsimile:  (212) 909-6836
Telephone:  (212) 909-6000

Annex 1 to
Guarantee Agreement

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of                        ,         , made by                                                             , a                              corporation (the “Additional Subsidiary Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee Agreement referred to below, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, The ServiceMaster Company, a Delaware corporation (as successor by merger to CDRSVM Acquisition Co., Inc., a Delaware corporation) (the “Borrower”), the Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, and the Lenders are parties to a Senior Interim Loan Credit Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, certain subsidiaries of the Borrower are, or are to become, parties to the Guarantee Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee Agreement”), in favor of the Administrative Agent, for the ratable benefit of the Lenders;

WHEREAS, the Additional Subsidiary Guarantor is a member of an affiliated group of companies that includes the Borrower and each other Subsidiary Guarantor; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Subsidiary Guarantors (including the Additional Subsidiary Guarantor) in connection with the operation of their respective businesses; and the Borrower and the other Subsidiary Guarantors (including the Additional Subsidiary Guarantor) are engaged in related businesses, and each such Subsidiary Guarantor (including the Additional Subsidiary Guarantor) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Credit Agreement requires the Additional Subsidiary Guarantor to become a party to the Guarantee Agreement; and

WHEREAS, the Additional Subsidiary Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Guarantee Agreement.  By executing and delivering this Assumption Agreement, the Additional Subsidiary Guarantor, as provided in subsection 3.12 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Subsidiary Guarantor thereunder with the same force and effect as if originally named therein as a Subsidiary Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Subsidiary Guarantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 1 to the Guarantee Agreement, and such Schedule is hereby amended and modified to include such information.

2.             GOVERNING LAW.  THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL SUBSIDIARY GUARANTOR]

By:
Name:
Title:

Acknowledged and Agreed to as
of the date hereof by:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

Annex 1-A to
Guarantee Agreement

Supplement to
Guarantee Agreement
Schedule 1